SUPPLEMENT dated June 14, 2001

          To the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION of

                           Standish Fixed Income Fund
                          Standish High Grade Bond Fund
                         Standish World High Yield Fund
                        Standish Controlled Maturity Fund
                     Standish Short-Term Asset Reserve Fund
                               Dated: May 1, 2001

--------------------------------------------------------------------------------

All Funds

On April 25, 2001, the fund's investment adviser, Standish, Ayer & Wood, Inc. ("Standish") and its parent company, SAW Trust, entered into an agreement with Mellon Financial Corporation ("Mellon") to merge Standish into a newly formed subsidiary of Mellon. The new entity will take the name Standish Mellon Asset Management Company LLC. Consummation of the transaction is subject to a number of conditions, including regulatory approvals and the approval of new advisory agreements by Standish's advisory clients, including the Standish funds, the fees from which represent a substantial percentage of Standish's revenues. The transaction is expected to close during the third quarter of 2001.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

Standish High Grade Bond Fund:

The following information replaces the information in the Fees and expenses of the fund table on page 7 of the attached Prospectus for the High Grade Bond
Fund:

            Fees and Expenses of the Fund

            This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

            Based on fiscal year                            High Grade Bond
            ended 12/31/00                                       Fund

            Shareholder fees (fees paid directly from            None
            your investment)

            Annual fund operating expenses
            (expenses that are deducted from fund assets)

              Management fees                                    0.40%
              Distribution (12b-1) fees                          None
              Other expenses                                     0.32%
                                                                 -----
              Total annual fund operating expenses               0.72%
                                                                 =====

            Because Standish has agreed to cap the fund's operating expenses, the fund's expenses (restated to reflect the expense limitation which takes effect on July 1, 2001) would have been:

                Management fees                                  0.08%
                Other expenses                                   0.32%
                                                                 -----
                Total annual fund operating expenses             0.40%
                                                                 =====

            This cap may be changed or eliminated.

             -------------------------------------------------------

      The following information replaces the information under the caption Advisory services and fees on page 15 of the attached Prospectus for the High Grade Bond Fund only:

                            Annual Advisory Fee Rates
               (as a percentage of the fund's average net assets)

                       Actual advisory fee paid   Contractual advisory fee   Current expense limitation
High Grade Bond Fund            0.00%*                     0.40%                      0.40%**

* Reflects the actual advisory fee paid as a percentage of the fund's average net assets for the year ended December 31, 2000 and has not been restated.

** The expense limitation of 0.40% takes effect July 1, 2001. Prior to July 1, 2001, the expense limitation was 0.00%.